UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

ENOCHIAN BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century City East Suite 906 Los Angeles, CA 90067 (Address of principal executive offices)

+1(786) 888-1685

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ENOB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2020, Enochian Biosciences Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “RRA”) with Lincoln Park Capital Fund, LLC (“LPC”), an Illinois limited liability company. Upon the satisfaction of the conditions to the Company’s right to commence sales under the Purchase Agreement, including the registration of shares of Common Stock issuable under the Purchase Agreement in accordance with the RRA, the Company has the right, in its sole discretion, to sell to LPC up to $20,000,000 in shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), from time to time over a 36 month period pursuant to the terms of the Purchase Agreement. On any business day and subject to certain customary conditions, the Company may direct LPC to purchase up to 50,000 shares of Common Stock (such purchases, “Regular Purchases”). The amount of a Regular Purchase may increase up to 125,000 shares of Common Stock under certain circumstances based on the market price of the Common Stock. There are no limits on the price per share that LPC may pay to purchase Common Stock under the Purchase Agreement, provided that LPC’s committed obligation under any Regular Purchase shall not exceed $1,000,000. In addition, if the Company has directed LPC to purchase the full amount of Common Stock available as a Regular Purchase on a given day, it may direct LPC to purchase additional amounts as “accelerated purchases” and “additional accelerated purchases” as set forth in the Purchase Agreement. The purchase price of shares of Common Stock will be based on the then prevailing market prices of such shares at the time of sales as described in the Purchase Agreement.

The Purchase Agreement limits the Company’s sale shares of Common Stock to LPC to 9,299,480 shares of Common Stock, representing 19.99% of the shares of the Common Stock outstanding on the date of the Purchase Agreement (the ”Exchange Cap”) unless (i) shareholder approval is obtained to issue more than such amount or (ii) the average price of all applicable sales of Common Stock to Lincoln Park under the Purchase Agreement equals or exceeds a price equal to the Nasdaq Official Closing Price immediately preceding the execution of this Agreement, plus an incremental amount as calculated in accordance with the rules of the Principal Market such that the Exchange Cap would not apply. The Purchase Agreement also prohibits the Company from directing Lincoln Park to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by Lincoln Park would result in Lincoln Park having beneficial ownership, at any single point in time, of more than 9.99% of the then total outstanding shares of Common Stock, as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder.

The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and indemnification and termination provisions by, among and for the benefit of the parties. LPC has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s Common Stock. The Purchase Agreement does not limit the Company’s ability to raise capital from other sources at its sole discretion; provided, however, that the Company shall not enter into any “Variable Rate Transaction” as defined in the Purchase Agreement, including the issuance of any floating conversion rate or variable priced equity-like securities, but excluding any “At-the-Market” offering with a registered broker-dealer, during the 36 month term of the Purchase Agreement. The Purchase Agreement may be terminated by the Company at any time at its discretion without any cost to the Company.

The Company intends to use the proceeds from the Purchase Agreement for general corporate purposes, including for working capital, capital expenditures and for funding additional preclinical development and potentially future clinical development of the Company’s pipeline candidates. In consideration for entering into the Purchase Agreement, the Company is obligated to issue 139,567 shares of Common Stock.

The foregoing descriptions of the Purchase Agreement and the RRA are qualified in their entirety by reference to the full text of the Purchase Agreement and the RRA, a copy of each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Forward-Looking Statements

Statements in this current report that are not strictly historical in nature are forward-looking statements. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties, including but not limited to the intended use of proceeds. All statements other than historical facts are forward-looking statements, which can be identified by the use of forward-looking terminology such as “believes,” plans,” “expects,” “aims,” “intends” “potential,” or similar expressions. Actual events or results may differ materially from those projected in any of such statements due to various uncertainties, including as set forth in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
4.1	Registration Rights Agreement, dated July 8, 2020, by and between the Company and Lincoln Park Capital Fund, LLC	Filed herewith

10.1	Purchase Agreement, dated July 8, 2020, by and between the Company and Lincoln Park Capital Fund, LLC	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.

By:	/s/ Mark R. Dybul
Name: Mark R. Dybul Title: Executive Vice Chair

Date: July 14, 2020

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